UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
May 22, 2023

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
347 Riverside Avenue
Jacksonville, Florida 32202
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of May 22, 2023, the Board of Directors of Fidelity National Information Services, Inc. (the “Company”) appointed Christopher A. Thompson as the Chief Accounting Officer of the Company. Mr. Thompson, age 59, served as Senior Vice President, Finance Segment of the Company from March 2023 until his appointment as Chief Accounting Officer of the Company on May 22, 2023. Mr. Thompson previously served as the Chief Accounting Officer of the Company from 2019 to 2021, the Chief Accounting Officer of Worldpay, Inc. (“Worldpay”) from 2014 to 2019, and was the Senior Vice President and Controller of Worldpay from 2010 to 2014. Prior to joining Worldpay, Mr. Thompson was a Partner at Deloitte and Touche LLP. Mr. Thompson holds a bachelor's degree in accounting from the State University of New York and is a licensed certified public accountant.

There are no arrangements or undertakings pursuant to which Mr. Thompson was selected as Chief Accounting Officer. There are no family relationships among any of the Company's directors or executive officers and Mr. Thompson. There are no related party transactions between the Company and Mr. Thompson.

In connection with Mr. Thompson’s appointment as Chief Accounting Officer of the Company, Thomas K. Warren has left his position as Chief Accounting Officer of the Company, effective as of May 22, 2023, to pursue other opportunities.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: May 26, 2023	By:	/s/ Chip Keller
		Name:	Chip Keller
		Title:	Senior Vice President, Senior Deputy General Counsel and Corporate Secretary